                                  Exhibit 99.1

    Certification Required by Section 906 of the Sarbanes-Oxley Act of 2002.

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

Written Statement of Chairman and Chief Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Alfred P. West, Jr., Chairman and Chief Executive Officer, and Dennis J McGonigle, principal financial officer of SEI Investments Company; a Pennsylvania corporation (the "Company"), hereby certify that, based on our knowledge:

     (a) The Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Alfred P. West, Jr.
                                    --------------------------------------------
                                    Alfred P. West, Jr.
                                    Chairman and Chief Executive Officer
                                    November 14, 2002

                                    /s/ Dennis J. McGonigle
                                    --------------------------------------------
                                    Dennis J. McGonigle
                                    (principal financial officer)
                                    November 14, 2002

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